COMMUNITY BANKS, INC. & SUBSIDIARIES
                      ------------------------------------
                       Fiscal Insight - SEPTEMBER 30, 2004
                       -----------------------------------


                                   KEY RATIOS
                                   ----------

                                                                                2004                              2003
 -------------------------------------------------------------  ----------------------------------  --------------------------------
                                                                    Third      Second      First       Fourth     Third
                                                                   Quarter     Quarter    Quarter      Quarter   Quarter    Annual
 -------------------------------------------------------------  ----------------------------------  --------------------------------
 Earnings per share - basic (1)                                     $0.46       $0.45      $0.42        $0.43     $0.42       $1.68
 Earnings per share - diluted (1)                                   $0.45       $0.43      $0.41        $0.41     $0.41       $1.63
 Return on average assets                                            1.15%       1.11%      1.10%        1.13%     1.12%       1.15%
 Return on average equity                                           15.84%      15.37%     14.13%       14.75%    14.95%      15.03%
 Return on average realized equity (2)                              15.70%      15.54%     14.98%       15.26%    15.65%      15.81%

 Net interest margin                                                 3.43%       3.44%      3.40%        3.41%     3.44%       3.50%
 Non-interest income/revenues (FTE excluding security gains)        27.07%      25.11%     22.17%       27.01%    25.91%      23.95%
 Provision for loan losses/average loans (annualized)                0.25%       0.27%      0.31%        0.22%     0.35%       0.25%
 Efficiency ratio                                                   59.29%      61.55%     61.19%       62.41%    59.33%      60.47%

 Non-performing assets to period-end loans                           0.69%       0.69%      0.86%        1.21%     1.11%
 90 day past due loans to period-end loans                           0.00%       0.00%      0.01%        0.01%     0.01%
                                                                ----------------------------------  --------------------
 Total risk elements to period-end loans                             0.69%       0.69%      0.87%        1.22%     1.12%
                                                                ==================================  ====================

 Allowance for loan losses to loans                                  1.21%       1.23%      1.25%        1.22%     1.26%
 Allowance for loan losses to
         non-accrual loans                                            241%        229%       184%         162%      119%
 Net charge-offs/average loans (annualized)                          0.21%       0.11%      0.06%        0.32%     0.15%

 Equity to assets                                                    7.64%       6.94%      7.74%        7.71%     7.53%

  (1) Per share data reflect stock splits and stock dividends
  (2) Excludes accumulated other comprehensive income (loss) items


                             PER SHARE STATISTICS *
                             ----------------------

 Diluted Earnings per Share
 ----------------------------------------------------------------------------------------------------------------------
                                                Fourth          Third          Second          First
                                                Quarter         Quarter        Quarter        Quarter         Total
 ----------------------------------------------------------------------------------------------------------------------
 2004                                                            $0.45          $0.43          $0.41          $1.29
 2003                                            $0.41           $0.41          $0.40          $0.41          $1.63
 2002                                            $0.37           $0.38          $0.37          $0.36          $1.48
 ----------------------------------------------------------------------------------------------------------------------

 Average Diluted Shares Outstanding
 ----------------------------------------------------------------------------------------------------------------------
                                                Fourth          Third          Second          First       Average for
                                                Quarter         Quarter        Quarter        Quarter         Year
 ----------------------------------------------------------------------------------------------------------------------
 2004                                                            12,508         12,587         12,653         12,582
 2003                                            12,623          12,501         12,433         12,375         12,497
 2002                                            12,407          12,491         12,539         12,529         12,491
 ----------------------------------------------------------------------------------------------------------------------

 Book Value per Share
 --------------------------------------------------------------------------------------------------------
                                                Fourth          Third          Second          First
                                                Quarter         Quarter        Quarter        Quarter
 --------------------------------------------------------------------------------------------------------
 2004                                                            $12.26         $11.15         $12.27
 2003                                            $11.73          $11.25         $11.73         $10.83
 2002                                            $10.67          $10.56         $ 9.97         $ 9.05
 --------------------------------------------------------------------------------------------------------

 Realized Book Value per Share (excludes accumulated other comprehensive income items)
 --------------------------------------------------------------------------------------------------------
                                                Fourth          Third          Second          First
                                                Quarter         Quarter        Quarter        Quarter
 --------------------------------------------------------------------------------------------------------
 2004                                                            $11.85         $11.61         $11.40
 2003                                            $11.19          $10.89         $10.60         $10.33
 2002                                            $10.13          $ 9.92         $ 9.77         $ 9.53
 --------------------------------------------------------------------------------------------------------

  * Per share data reflect stock splits and stock dividends


                                       2

                             QUARTER END INFORMATION
                             -----------------------

(dollars in thousands)                                                          2004                               2003
----------------------------------------------------------  ------------------------------------------  ----------------------------
                                                                 Third         Second        First         Fourth        Third
                                                                Quarter        Quarter      Quarter        Quarter       Quarter
----------------------------------------------------------  ------------------------------------------  ----------------------------
Loans, net                                                     $1,173,844    $1,147,074    $1,098,695    $1,065,433    $1,055,527
Earning assets                                                  1,844,154     1,843,262     1,834,961     1,750,263     1,707,752
Goodwill and identifiable intangible assets                         5,036         4,976         4,759         4,773         4,699
Total assets                                                    1,955,811     1,961,061     1,944,555     1,861,063     1,816,477
Deposits                                                        1,320,476     1,297,370     1,282,410     1,230,685     1,210,632
Long-term debt                                                    406,370       373,066       399,750       411,422       348,082
Subordinated debt                                                  30,928        30,928        30,928        30,928        15,464
Total shareholder's equity                                        149,419       136,135       150,504       143,406       136,710
Accumulated other comprehensive income (loss) (net of tax)          5,050        (5,607)       10,604         6,596         4,451
----------------------------------------------------------  ------------------------------------------  ----------------------------


        CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION
        ----------------------------------------------------------------

(dollars in thousands)                                                2004                                 2003
------------------------------------------------    -----------------------------------------   ---------------------------
                                                        Third        Second        First           Fourth          Third
                                                       Quarter       Quarter      Quarter          Quarter        Quarter
------------------------------------------------    -----------------------------------------   ---------------------------
Assets
Earning Assets:
Loans                                                $1,175,562    $1,138,284    $1,100,432       $1,067,506     $1,026,429
Federal funds sold and other                              6,504        14,297        11,175           21,773          5,241
Taxable investment securities                           453,905       493,150       463,804          423,723        469,450
Tax-exempt investment securities                        209,248       208,754       207,942          207,841        213,158
------------------------------------------------    -----------------------------------------   ---------------------------
Total Earning Assets                                  1,845,219     1,854,485     1,783,353        1,720,843      1,714,278



Cash and due from banks                                  38,144        34,366        36,065           38,394         37,037
Allowance for loan losses                               (14,418)      (14,172)      (13,484)         (13,444)       (13,121)
Goodwill and other identifiable intangibles               4,975         4,844         4,756            4,634          3,220
Premises, equipment and other assets                     84,015        82,351        86,091           73,265         74,287
------------------------------------------------    -----------------------------------------   ---------------------------
Total assets                                         $1,957,935    $1,961,874    $1,896,781       $1,823,692     $1,815,701
------------------------------------------------    -----------------------------------------   ---------------------------

Liabilities and equity
Interest-bearing liabilities:
Deposits
     Savings and NOW accounts                        $  515,917    $  516,409    $  457,269       $  445,881     $  417,872
     Time                                               513,241       510,783       501,571          492,401        496,945
      Time deposits greater than $100,000               101,782       119,054       119,459          108,225        108,006
 Short-term borrowings                                   59,464        83,333        52,020           45,278        124,568
 Long-term debt and subordinated debt                   430,013       398,685       441,076          408,018        343,972
 ------------------------------------------------   -----------------------------------------   ---------------------------
 Total interest-bearing liabilities                   1,620,417     1,628,264     1,571,395        1,499,803      1,491,363


 Noninterest-bearing deposits                           182,434       177,104       164,295          167,874        174,042
 Other liabilities                                       13,276        14,179        13,783           16,789         13,720
 ------------------------------------------------   -----------------------------------------   ---------------------------
 Total liabilities                                    1,816,127     1,819,547     1,749,473        1,684,466      1,679,125
 ------------------------------------------------   -----------------------------------------   ---------------------------

 Shareholders' equity                                   141,808       142,327       147,308          139,226        136,576
 ------------------------------------------------   -----------------------------------------   ---------------------------
 Total liabilities and
      shareholders' equity                           $1,957,935    $1,961,874    $1,896,781       $1,823,692     $1,815,701
 ------------------------------------------------   -----------------------------------------   ---------------------------


                          Change in Average Balances *
 --------------------------------------------------------------------------------------------------------------------------

                                                                      2004                                  2003
 ------------------------------------------------    ----------------------------------------   ---------------------------
                                                        Third        Second         First            Third         Second
                                                       Quarter       Quarter       Quarter          Quarter        Quarter
 ------------------------------------------------    ----------------------------------------   ---------------------------
 Loans                                                    14.5%         16.2%         20.2%            17.8%          14.0%
 Total assets                                              7.8%         10.2%         11.4%            11.6%          13.2%
 Deposits                                                  9.7%         13.1%         10.1%             8.4%           7.4%
 Shareholders' equity                                      3.8%          4.3%         12.6%             9.4%           9.6%
 ------------------------------------------------    ----------------------------------------   ---------------------------

  * Compares the current quarter to the comparable quarter of the prior year.


                                       4

                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   -------------------------------------------

(dollars in thousands)                                           2004                                      2003
---------------------------------------------    --------------------------------------   -------------------------------------
                                                   Third        Second         First        Fourth         Third
                                                  Quarter       Quarter       Quarter       Quarter       Quarter        Annual
---------------------------------------------    --------------------------------------   -------------------------------------
Interest income                                   $25,227       $24,882       $23,980       $23,602       $23,769       $94,865
Tax equivalent adjustment                           1,613         1,639         1,623         1,615         1,630         6,352
---------------------------------------------    --------------------------------------   -------------------------------------

                                                   26,840        26,521        25,603        25,217        25,399       101,217
Interest expense                                   10,934        10,678        10,541        10,428        10,520        42,351
---------------------------------------------    --------------------------------------   -------------------------------------

Net interest income                                15,906        15,843        15,062        14,789        14,879        58,866
Provision for loan losses                             750           750           850           600           900         2,500
---------------------------------------------    --------------------------------------   -------------------------------------

Net interest income after provision                15,156        15,093        14,212        14,189        13,979        56,366
Non-interest income                                 5,346         4,484         3,664         4,748         4,268        16,004
Investment security gains income                      108           844         1,332            78           302         1,927
Mortgage banking activities income                    558           828           627           725           936         2,532
Non-interest expenses                              12,530        12,962        11,883        11,962        11,578        45,718
---------------------------------------------    --------------------------------------   -------------------------------------

Income before income taxes                          8,638         8,287         7,952         7,778         7,907        31,111
Income taxes                                        1,379         1,211         1,154           987         1,130         4,359
Tax equivalent adjustment                           1,613         1,639         1,623         1,615         1,630         6,352
---------------------------------------------    --------------------------------------   -------------------------------------

NET INCOME                                        $ 5,646       $ 5,437       $ 5,175       $ 5,176       $ 5,147       $20,400
---------------------------------------------    --------------------------------------   -------------------------------------

Tax effect of security transactions               $    38       $   295       $   466       $    27       $   106       $   674
---------------------------------------------    --------------------------------------   -------------------------------------


                                       5

                         ANALYSIS OF NON-INTEREST INCOME
                         -------------------------------

(dollars in thousands)                                            2004                                     2003
---------------------------------------------    --------------------------------------   -------------------------------------
                                                   Third        Second         First        Fourth         Third
                                                  Quarter       Quarter       Quarter       Quarter       Quarter        Annual
---------------------------------------------    --------------------------------------   -------------------------------------

Investment management and trust services          $   443       $   409       $   267       $   384       $   292       $ 1,326
Service charges on deposit accounts                 1,996         1,707         1,405         1,442         1,350         5,128
Other service charges, commissions and fees           888           775           902           629           799         2,958
Insurance premium income and commissions              708         1,025           654           745           819         2,822
Earnings on investment in life insurance              433           412           365           311           372         1,455
Other income                                          878           156            71         1,237           636         2,315
---------------------------------------------    --------------------------------------   -------------------------------------

Total non-interest income                         $ 5,346       $ 4,484       $ 3,664       $ 4,748       $ 4,268       $16,004
---------------------------------------------    --------------------------------------   -------------------------------------






                        ANALYSIS OF NON-INTEREST EXPENSES
                        ---------------------------------

(dollars in thousands)                                            2004                                     2003
---------------------------------------------    --------------------------------------   -------------------------------------
                                                   Third         Second        First        Fourth         Third
                                                  Quarter       Quarter       Quarter       Quarter       Quarter       Annual
---------------------------------------------    --------------------------------------   -------------------------------------

Salaries and employee benefits                    $ 6,975       $ 7,041       $ 6,835       $ 6,598       $ 6,623       $25,397
Net occupancy expense                               1,962         1,995         2,033         1,836         1,820         7,200
Marketing expense                                     611           869           420           521           412         2,018
Telecommunications expense                            318           344           317           350           425         1,302
Other operating expenses                            2,664         2,713         2,278         2,657         2,298         9,801
---------------------------------------------    --------------------------------------   -------------------------------------

Total non-interest expenses                       $12,530       $12,962       $11,883       $11,962       $11,578       $45,718
---------------------------------------------    --------------------------------------   -------------------------------------


                                       6

                             RISK ELEMENTS ANALYSIS
                             ----------------------

(dollars in thousands)                                           2004                               2003
---------------------------------------------     -------------------------------------   -------------------------
                                                   Third         Second        First        Fourth         Third
                                                  Quarter       Quarter       Quarter       Quarter       Quarter
---------------------------------------------     -------------------------------------   -------------------------
Non-performing assets:

     Non-accrual loans                            $ 5,990       $ 6,244       $ 7,541       $ 8,151       $11,310
     Troubled debt restructurings                       -             -             -             -             -
     Foreclosed real estate                         2,203         1,788         2,057         4,865           572
---------------------------------------------     -------------------------------------   -------------------------
Total non-performing assets                         8,193         8,032         9,598        13,016        11,882
Accruing loans 90 days or more past due                16            32            98            90            71
---------------------------------------------     -------------------------------------   -------------------------

Total risk elements                               $ 8,209       $ 8,064       $ 9,696       $13,106       $11,953
---------------------------------------------     -------------------------------------   -------------------------

Non-performing assets to period-end loans           0.69%         0.69%         0.86%         1.21%         1.11%
---------------------------------------------     -------------------------------------   -------------------------
90 day past due loans to period-end loans           0.00%         0.00%         0.01%         0.01%         0.01%
---------------------------------------------     -------------------------------------   -------------------------
Total risk elements to period-end loans             0.69%         0.69%         0.87%         1.22%         1.12%
---------------------------------------------     -------------------------------------   -------------------------


                                       7

                            ALLOWANCE FOR LOAN LOSSES
                            -------------------------

(dollars in thousands)                                           2004                               2003
---------------------------------------------     -------------------------------------   -------------------------
                                                   Third        Second         First        Fourth         Third
                                                  Quarter       Quarter       Quarter       Quarter       Quarter
---------------------------------------------     -------------------------------------   -------------------------

Balance at beginning of period                    $14,294       $13,862       $13,178       $13,440       $12,922
Loans charged off                                    (786)         (752)         (450)       (1,479)          564)
Recoveries                                            178           434           284           617           182
---------------------------------------------     -------------------------------------   -------------------------

Net loans charged off                                (608)         (318)         (166)         (862)         (382)
---------------------------------------------     -------------------------------------   -------------------------
Provision for loan losses                             750           750           850           600           900
---------------------------------------------     -------------------------------------   -------------------------

Balance at end of period                          $14,436       $14,294       $13,862       $13,178       $13,440
---------------------------------------------     -------------------------------------   -------------------------



Net loans charged-off to average loans*             0.21%         0.11%         0.06%         0.32%         0.15%
---------------------------------------------     -------------------------------------   -------------------------
Provision for loan losses to average loans*         0.25%         0.27%         0.31%         0.22%         0.35%
---------------------------------------------     -------------------------------------   -------------------------
Allowance for loan losses to loans                  1.21%         1.23%         1.25%         1.22%         1.26%
---------------------------------------------     -------------------------------------   -------------------------
*Annualized

                                  OTHER RATIOS
                                  ------------

                                                                        2004                                2003
----------------------------------------------------------------------------------------------------------------------------
                                                         Third         Second          First         Fourth        Third
                                                        Quarter        Quarter        Quarter        Quarter      Quarter
----------------------------------------------------------------------------------------------------------------------------

Investment portfolio - market to amortized cost          101.7%         99.2%         102.8%         102.1%        101.5%
Dividend payout ratio                                     36.7%         38.2%          38.4%          37.5%         37.5%
Net loans to deposits ratio, average                      88.4%         84.9%          87.5%          86.8%         84.7%
----------------------------------------------------------------------------------------------------------------------------





                     MARKET PRICE AND DIVIDENDS DECLARED *
                     -------------------------------------


-------------------------------------------------------------------------------------------------------------

                                                             Closing Bid Price Range
                                                        ----------------------------------    Dividends
                         Quarter                             High              Low            Declared
-------------------------------------------------------------------------------------------------------------
2004
-------------------------------------------------------------------------------------------------------------
                             I                              $ 34.52          $ 28.41         $  0.1619
                            II                              $ 31.58          $ 27.02         $  0.1700
                           III                              $ 29.73          $ 25.35         $  0.1700
                            IV
-------------------------------------------------------------------------------------------------------------
                                                                                             $  0.5019
-------------------------------------------------------------------------------------------------------------

2003
-------------------------------------------------------------------------------------------------------------
                             I                              $ 22.51          $ 20.79         $  0.1512
                            II                              $ 23.81          $ 22.11         $  0.1586
                           III                              $ 26.59          $ 23.69         $  0.1586
                            IV                              $ 32.14          $ 26.67         $  0.1586
-------------------------------------------------------------------------------------------------------------
                                                                                             $  0.6270
-------------------------------------------------------------------------------------------------------------

2002
-------------------------------------------------------------------------------------------------------------
                             I                              $ 20.98          $ 18.41         $  0.1208
                            II                              $ 22.45          $ 19.31         $  0.1361
                           III                              $ 20.93          $ 18.07         $  0.1361
                            IV                              $ 21.92          $ 19.64         $  0.1512
-------------------------------------------------------------------------------------------------------------
                                                                                             $  0.5442
-------------------------------------------------------------------------------------------------------------

 * Per share data reflect stock splits and stock dividends


                       Net Interest Margin - Year-to-Date
                       ----------------------------------

(dollars in thousands)                                      September 30, 2004                        September 30, 2003
------------------------------------------------    -------------------------------------  -----------------------------------------
                                                    Average   FTE Interest   Average Rate    Average     FTE Interest   Average Rate
                                                    Balance  Income/Expense  Earned/Paid     Balance    Income/Expense   Earned/Paid
------------------------------------------------    -------------------------------------  -----------------------------------------
Federal funds sold and interest-bearing
deposits in banks                                   $    8,124   $    61        1.00%        $    1,116    $      7        0.84%
Investment securities                                  678,865    26,820        5.28%           688,069      26,346        5.12%
Loans - commercial                                     405,534    17,132        5.64%           329,523      15,359        6.23%
         - commercial real estate                      298,111    13,450        6.03%           265,187      13,107        6.61%
         - residential real estate                      96,162     4,808        6.68%           103,721       5,872        7.57%
         - consumer                                    340,820    16,693        6.54%           279,042      15,309        7.34%
------------------------------------------------    -------------------------------------  -----------------------------------------

Total earning assets                                $1,827,616   $78,964        5.77%        $1,666,658    $ 76,000        6.10%
------------------------------------------------    -------------------------------------  -----------------------------------------

Deposits - savings and NOW accounts                 $  496,532   $ 3,155        0.85%        $  387,112    $  2,387        0.82%
           -  time                                     621,963    13,647        2.93%           610,772      15,168        3.32%
Short-term borrowings                                   62,763       524        1.12%           115,357       1,129        1.31%
Long-term debt                                         391,387    13,664        4.66%           322,774      12,697        5.26%
Subordinated debt                                       30,928     1,163        5.02%            15,464         542        4.69%
------------------------------------------------    -------------------------------------  -----------------------------------------

Total interest-bearing liabilities                  $1,603,573    32,153        2.68%        $1,451,479      31,923        2.94%

------------------------------------------------    -------------------------------------  -----------------------------------------
Interest income to earning assets                                               5.77%                                      6.10%
Interest expense to paying liabilities                                          2.68%                                      2.94%
------------------------------------------------    -------------------------------------  -----------------------------------------
Interest spread                                                                 3.09%                                      3.16%
Impact of noninterest funds                                                     0.33%                                      0.39%
------------------------------------------------    -------------------------------------  -----------------------------------------

Net interest margin                                              $46,811        3.42%                      $ 44,077        3.55%
------------------------------------------------    -------------------------------------  -----------------------------------------

                      Net Interest Margin - Quarter-to-Date
                      -------------------------------------

(dollars in thousands)                                       September 30, 2004                       September 30, 2003
------------------------------------------------    -------------------------------------  -----------------------------------------
                                                    Average   FTE Interest   Average Rate    Average     FTE Interest   Average Rate
                                                    Balance  Income/Expense  Earned/Paid     Balance    Income/Expense   Earned/Paid
------------------------------------------------    -------------------------------------  -----------------------------------------
Federal funds sold and interest-bearing
deposits in banks                                   $    6,013   $    22        1.46%        $    1,277    $      4        1.24%
Investment securities                                  663,153     8,854        5.31%           682,608       8,484        4.93%
Loans - commercial                                     420,252     6,034        5.71%           348,904       5,273        6.00%
         - commercial real estate                      308,927     4,667        6.01%           273,196       4,376        6.35%
         - residential real estate                      95,693     1,559        6.48%            99,469       1,853        7.39%
         - consumer                                    351,181     5,704        6.46%           308,824       5,409        6.95%
------------------------------------------------    -------------------------------------  -----------------------------------------

Total earning assets                                $1,845,219   $26,840        5.79%        $1,714,278    $ 25,399        5.88%
------------------------------------------------    -------------------------------------  -----------------------------------------

Deposits - savings and NOW accounts                 $  515,917   $ 1,139        0.88%        $  417,872    $    825        0.78%
           -  time                                     615,023     4,530        2.93%           604,951       4,838        3.17%
Short-term borrowings                                   59,464       202        1.35%           124,568         365        1.16%
Long-term debt                                         399,085     4,655        4.64%           328,508       4,316        5.21%
Subordinated debt                                       30,928       408        5.25%            15,464         176        4.52%
------------------------------------------------    -------------------------------------  -----------------------------------------

Total interest-bearing liabilities                  $1,620,417    10,934        2.68%        $1,491,363      10,520        2.80%
------------------------------------------------    -------------------------------------  -----------------------------------------

Interest income to earning assets                                               5.79%                                      5.88%
Interest expense to paying liabilities                                          2.68%                                      2.80%
------------------------------------------------    -------------------------------------  -----------------------------------------
Interest spread                                                                 3.11%                                      3.08%
Impact of noninterest funds                                                     0.32%                                      0.36%
------------------------------------------------    -------------------------------------  -----------------------------------------

Net interest margin                                              $15,906        3.43%                      $ 14,879        3.44%
------------------------------------------------    -------------------------------------  -----------------------------------------


                                       11

                     Net Interest Margin - Quarter-to-Date
                      -------------------------------------

(dollars in thousands)                                       September 30, 2004                       June 30, 2004
------------------------------------------------    -------------------------------------  -----------------------------------------
                                                    Average   FTE Interest   Average Rate    Average     FTE Interest   Average Rate
                                                    Balance  Income/Expense  Earned/Paid     Balance    Income/Expense   Earned/Paid
------------------------------------------------    -------------------------------------  -----------------------------------------
Federal funds sold and interest-bearing
deposits in banks                                   $    6,013   $    22        1.46%        $   11,960    $     26        0.87%
Investment securities                                  663,153     8,854        5.31%           701,904       9,268        5.31%
Loans - commercial                                     420,252     6,034        5.71%           402,566       5,516        5.51%
         - commercial real estate                      308,927     4,667        6.01%           302,104       4,574        6.09%
         - residential real estate                      95,693     1,559        6.48%            95,009       1,574        6.66%
         - consumer                                    351,181     5,704        6.46%           340,942       5,563        6.56%
------------------------------------------------    -------------------------------------  -----------------------------------------

Total earning assets                                $1,845,219   $26,840        5.79%        $1,854,485    $ 26,521        5.75%
------------------------------------------------    -------------------------------------  -----------------------------------------

Deposits - savings and NOW accounts                 $  515,917   $ 1,139        0.88%        $  516,409    $  1,127        0.88%
           -  time                                     615,023     4,530        2.93%           629,837       4,548        2.90%
Short-term borrowings                                   59,464       202        1.35%            83,333         198        0.96%
Long-term debt                                         399,085     4,655        4.64%           367,757       4,428        4.84%
Subordinated debt                                       30,928       408        5.25%            30,928         377        4.90%
------------------------------------------------    -------------------------------------  -----------------------------------------

Total interest-bearing liabilities                  $1,620,417    10,934        2.68%        $1,628,264      10,678        2.64%
------------------------------------------------    -------------------------------------  -----------------------------------------

Interest income to earning assets                                               5.79%                                      5.75%
Interest expense to paying liabilities                                          2.68%                                      2.64%
------------------------------------------------    -------------------------------------  -----------------------------------------
Interest spread                                                                 3.11%                                      3.11%
Impact of noninterest funds                                                     0.32%                                      0.33%
------------------------------------------------    -------------------------------------  -----------------------------------------

Net interest margin                                              $15,906        3.43%                      $ 15,843        3.44%
------------------------------------------------    -------------------------------------  -----------------------------------------


                                       12

                       PERIOD-END LOAN PORTFOLIO ANALYSIS
                       ----------------------------------

(dollars in thousands)                                                   2004                                   2003
--------------------------------------------------     ------------------------------------------   ---------------------------
                                                         Third          Second          First           Fourth         Third
                                                        Quarter         Quarter        Quarter          Quarter       Quarter
--------------------------------------------------     ------------------------------------------   ---------------------------

Commercial:
     Commercial                                        $  384,464     $  378,588     $  356,862       $  330,591     $  332,634
     Obligations of political subdivisions                 40,226         37,801         37,142           36,853         38,597
--------------------------------------------------     ------------------------------------------   ---------------------------
                                                          424,690        416,389        394,004          367,444        371,231
--------------------------------------------------     ------------------------------------------   ---------------------------

Commercial real estate:
     Commercial mortgages                              $  312,327     $  303,031     $  287,964       $  283,661     $  279,115
--------------------------------------------------     ------------------------------------------   ---------------------------

Residential real estate:
     Residential mortgages                             $   82,546     $   84,260     $   87,280       $   91,485     $   93,085
     Construction                                          13,378         10,929          8,505            7,338          5,753
--------------------------------------------------     ------------------------------------------   ---------------------------

                                                           95,924         95,189         95,785           98,823         98,838
--------------------------------------------------     ------------------------------------------   ---------------------------

Consumer:
     Home equity loans                                 $  225,319     $  216,384     $  209,868       $  205,087     $  200,100
     Home equity lines of credit                           49,380         45,324         40,535           38,299         35,383
     Indirect  consumer loans                              55,207         55,252         54,628           55,265         56,035
     Other consumer loans                                  25,433         29,799         29,773           30,032         28,265
--------------------------------------------------     ------------------------------------------   ---------------------------
                                                          355,339        346,759        334,804          328,683        319,783
--------------------------------------------------     ------------------------------------------   ---------------------------


Total Loans                                            $1,188,280     $1,161,368     $1,112,557       $1,078,611     $1,068,967
--------------------------------------------------     ------------------------------------------   ---------------------------


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